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                                                                    EXHIBIT 3.45

                                                                          [SEAL]

                            ARTICLES OF INCORPORATION
                                       OF
                                PK SERVICES CORP.

                                        I

     The name of this corporation is PK SERVICES CORP.

                                       II

     The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                       III

     The name and address in the State of California of this corporation's initial agent for service of process is:

                                    Paul F. Kagan
                                    26340 Carmel Rancho Blvd.
                                    Carmel, California 93923

                                       IV

     This corporation is authorized to issue only one class of shares of stock; and the total number of shares which this corporation is authorized to issue is

DATED:  July 10, 1978

                                             /s/ Paul F. Kagan
                                          --------------------------
                                             Paul F. Kagan

     I hereby declare that I am the person who executed the foregoing Articles of Incorporation, which execution is my act and deed.

                                             /s/ Paul F. Kagan
                                          ---------------------------
                                             Paul F. Kagan

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                                                                          [SEAL]

                            CERTIFICATE OF AMENDMENT

                                       of

                            ARTICLES OF INCORPORATION

     PAUL F. KAGAN certifies that:

     1. He is the sole incorporator of PK SERVICES CORP., a California corporation.

     2. He hereby adopts the following amendment of the articles of incorporation of this corporation:

          Article IV is amended to read as follows:

          "This corporation is authorized to issue only one class of shares of stock; and the total number of shares which this corporation is authorized to issue is Ten Thousand (10,000). Upon amendment of this
           Article IV, there is no effect on the number of outstanding shares of stock."

     3. No directors were named in the original articles of incorporation and none have been elected.

     4.   No shares have been issued.

                                                     /s/ Paul F. Kagan
                                                     ---------------------------
                                                     Paul F. Kagan, Incorporator

     The undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true of his own knowledge. Executed at CARMEL, CA, on August 31, 1978.

                                                     /s/ Paul F. Kagan
                                                     ---------------------------
                                                     Paul F. Kagan

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                                                                          [SEAL]

                           CERTIFICATE OF AMENDMENT OF
                            ARTICLES OF INCORPORATION
                                       OF
                                PK SERVICES CORP.

     The  undersigned certify that:

     1. They are the President and Secretary, respectively, of the following named corporation:

          PK Services Corp.

     2. The following amendment to the corporation's Articles of Incorporation has been approved by the Board of Directors of the corporation:

          Article I of the Articles of Incorporation is amended to read in its entirety as follows:

               "The name of this corporation is Kagan Seminars, Inc."

     3. The amendment was approved by the required vote of shareholders in accordance with Section 902 of the California Corporations Code and the Articles and Bylaws of the corporation. The total number of outstanding shares entitled to vote with respect to the amendment, and the number of such shares voting in favor of the amendment were as follows:

                         Outstanding voting shares: 100

                    Shares voting in favor of amendment: 100

The number of shares voting in favor of the amendment equaled or exceeded the vote required.


4/18/88                                          /s/ Paul F. Kagan
--------------                                   ----------------------------
Date                                             Paul F. Kagan, President


4/18/88                                          /s/ Florence Kagan
--------------                                   ----------------------------
Date                                             Florence Kagan, Secretary


     Each of the undersigned declares under penalty of perjury that the statements contained in the foregoing certificate are true and correct of his or her own knowledge, and that this

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declaration was executed in Carmel, California, on the dates set forth below.

4/18/88                                          /s/ Paul F. Kagan
--------------                                   ----------------------------
Date                                             Paul F. Kagan, President


4/18/88                                          /s/ Florence Kagan
--------------                                   ----------------------------
Date                                             Florence Kagan, Secretary

certart.pks(3b)

                                                                          [SEAL]